                                 SCHEDULE 14A
                                (RULE 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [X] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               KOSS CORPORATION
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)



-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:


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    (2) Aggregate number of securities to which transaction applies:


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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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    (4) Proposed maximum aggregate value of transaction:


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    (5) Total fee paid:


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    [ ] Fee paid previously with preliminary materials.

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    [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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





                                KOSS CORPORATION
                       4129 NORTH PORT WASHINGTON AVENUE
                          MILWAUKEE, WISCONSIN  53212

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 TO BE HELD ON

                                OCTOBER 22, 1997


  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Koss Corporation will be held at the offices of the Company at 4129 North Port Washington Avenue, Milwaukee, Wisconsin, on Wednesday, October 22, 1997, at 9:00 a.m. local time to consider and act on the following proposals:

  1. The election of seven (7) directors;

  2. A proposal to amend the Company's 1990 Flexible Incentive Stock Plan to increase the number of shares available for grant thereunder;

  3. The ratification of the appointment of Price Waterhouse L.L.P., independent accountants, as auditors of the Company for the fiscal year ending June 30, 1998; and

  4. Such other business as may properly be brought before the  Meeting.

  The transfer books of the Company will not be closed for the Meeting. Only stockholders of record at the close of business on September 8, 1997 will be entitled to notice of and to vote at the Meeting. Information regarding the matters to be considered and voted upon at the Meeting is set forth in the Proxy Statement accompanying this Notice.

  You are cordially invited to attend the Meeting in person, if possible. In order to assist us in preparing for the Meeting, all stockholders are urged to promptly sign and date the enclosed proxy and return it in the enclosed envelope which requires no postage. If you attend the Meeting, you may vote your shares in person even if you previously submitted a proxy.

                                      By Order of the Board of Directors



                                      Richard W. Silverthorn, Secretary

Milwaukee, Wisconsin
September 22, 1997

                                KOSS CORPORATION

                                PROXY STATEMENT

                      1997 ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 22, 1997

                              --------------------

                                  INTRODUCTION

  THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS OF KOSS CORPORATION (the "Company") for use at the Company's 1997 Annual Meeting of Stockholders (the "Meeting") and any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

  DATE, TIME AND LOCATION. The Meeting will be held at the offices of the Company, 4129 North Port Washington Avenue, Milwaukee, Wisconsin, 53212, on Wednesday, October 22, 1997, at 9:00 a.m. local time

  PURPOSES OF THE MEETING. At the Meeting, stockholders will consider and vote upon three matters: (i) the election of seven (7) directors for one-year terms;
(ii) a proposal to amend the Company's 1990 Flexible Incentive Stock Plan to increase the number of shares to available for grant thereunder by 300,000; and
(iii) a proposal to ratify the appointment of Price Waterhouse L.L.P. ("Price Waterhouse"), independent accountants, as independent auditors for the fiscal year ending June 30, 1998.

  PROXY SOLICITATION. The cost of soliciting proxies will be borne by the Company. Proxies will be solicited primarily by mail and may be made by directors, officers and employees personally or by telephone or telegraph. The Company will reimburse brokerage firms, custodians and nominees for their out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners. Proxy Statements and proxies will be mailed to stockholders on approximately September 22, 1997.

  QUORUM AND VOTING INFORMATION. Only stockholders of record of the Company's $.01 par value common stock ("Common Stock") at the close of business on September 8, 1997 (the "Record Date"), are entitled to vote at the Meeting. As of the Record Date, there were 3,333,141 shares of Common Stock outstanding and entitled to vote. A quorum of stockholders is necessary to take action at the Meeting. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum. If a broker indicates on the proxy that it does not have discretionary authority to vote certain shares of Common Stock on a particular matter (a "broker non-vote"), those shares will not be considered as present and entitled to vote with respect to that matter.

  The seven nominees receiving the greatest number of votes cast in person or by proxy at the Meeting shall be elected directors of the Company. The vote required for approval of the amendment to the Company's 1990 Flexible Incentive Plan and for the ratification of the appointment of Price Waterhouse as independent accountants for the year ending June 30, 1998, and the vote required to approve any other matter to be presented to the Meeting, is the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting. For purposes of determining the approval of any matter submitted to the stockholders for a vote, abstentions and broker non-votes will be treated as shares of Common Stock that have been withheld for the purpose of electing directors and as voted "against" the amendment to the Company's 1990 Flexible Incentive Plan and the ratification of Price Waterhouse as the Company's auditors for the year ending June 30, 1998.

  PROXIES AND REVOCATION OF PROXIES. A proxy in the accompanying form, which is properly executed, duly returned to the Company and not revoked, will be voted in accordance with instructions contained therein. In the event that any matter which is not described in this Proxy Statement properly comes before the Meeting, the accompanying form of proxy authorizes the persons appointed as proxies thereby ("Proxyholders") to vote on such matter in their sole discretion. At the present time, management knows of no other matters which are to come before the Meeting. See "ITEM 4. TRANSACTION OF OTHER BUSINESS." If no instructions are given with respect to any particular matter to be acted upon, a proxy will be voted "FOR" the election of all nominees for director named herein, "FOR" the amendment to the Company's 1990 Flexible Incentive Plan, and "FOR" the ratification of Price Waterhouse as the Company's auditors for the year ending June 30, 1998. If matters other than those mentioned herein properly come before the Meeting, a proxy will be voted in accordance with the best judgment of a majority of the Proxyholders named therein.

  Each such proxy granted may be revoked at any time before it is voted by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

  STOCKHOLDER PROPOSALS. There are no stockholder proposals on the agenda for the Meeting. In order to be considered for inclusion in the agenda for the 1998 annual meeting, a stockholder proposal must have been received by the Company no later than May 25, 1998. Stockholder proposals should be sent to the Company's principal offices, 4129 North Port Washington Avenue, Milwaukee, Wisconsin, 53212, by certified mail, return receipt requested, and should be addressed to the Secretary of the Company.

  ANNUAL REPORT. The Company's Annual Report to Stockholders, including audited financial statements for the year ended June 30, 1997, although not a part of this Proxy Statement, is delivered herewith.

                         ITEM 1.  ELECTION OF DIRECTORS

  The By-Laws of the Company provide that the number of Directors on the Board shall be no fewer than six and no greater than twelve. In accordance with the By-Laws, the Board of Directors has by resolution fixed the number of Directors at seven. Given the varied experience of the current nominees and their contribution to the governing of the Company, the current size of the Board has been determined to be advantageous for both the Company and its stockholders. Shares cannot be voted for a greater number of persons than seven vacant positions. Each director so elected shall serve until the next Annual Meeting of Stockholders and until his successor is duly elected, or until his prior death, resignation or removal.

INFORMATION AS TO NOMINEES.

  The following identifies the nominees for the seven director positions and provides information as to their business experience for the past five years. Each nominee is presently a director of the Company:

   JOHN C. KOSS, 67, has served continuously as Chairman of the Board of the Company or its predecessors since 1958. Previously, he served as Chief Executive Officer from 1958 until 1991. He is the father of Michael J. Koss (who is the Company's President, Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer, and a nominee for director of the Company), and the father of John Koss, Jr. (the Company's Vice President - Sales).

   THOMAS L. DOERR, 53, has been a director of the Company since 1987. Mr. Doerr co-founded Leeson Electric Corporation in 1972 and served as its President and Chief Executive Officer until 1982. The company manufactures industrial electric motors. In 1983, Mr. Doerr incorporated Doerr Corporation as a holding company for the purpose of acquiring established companies involved in distributing products to industrial and commercial markets. Currently, Mr. Doerr serves as President and Chief Executive Officer of Doerr Corporation.

   VICTOR L. HUNTER, 50, has been a director of the Company since 1987. Mr. Hunter is the President of Hunter Business Direct, a service company specializing in business-to-business direct marketing. Mr. Hunter holds an MBA from the Harvard Business School.

   MICHAEL J. KOSS, 43, has held various positions at the Company since 1976, and has been a director of the Company since 1985. He was elected President, Chief Operating Officer and Chief Financial Officer of Koss Corporation on July 22, 1987. On August 9, 1991, he was elected Chief Executive Officer.
  He is the son of John C. Koss and the brother of John Koss, Jr.

   LAWRENCE S. MATTSON, 65, has been a director of the Company since 1978. Mr. Mattson is the retired President of Oster Company, a division of Sunbeam Corporation, which manufactures and sells portable household appliances.

   MARTIN F. STEIN, 60, is the Chairman of Eyecare One, Inc., which includes Stein Optical and Eye Q. Stein Optical operates optical centers and a manufacturing lab in Milwaukee, Wisconsin. Eye Q operates optical centers in Chicago, Illinois. Prior to this, Mr. Stein was the Chairman and Chief Executive Officer of Stein Health Services. Mr. Stein has been a director of the Company since 1987.

   JOHN J. STOLLENWERK, 57, has been a director of the Company since 1986. Mr. Stollenwerk is the President of the Allen-Edmonds Shoe Corporation, an international manufacturer and retailer of high quality footwear.

       THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
          THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF
                                 DIRECTORS.


BOARD COMMITTEES.

  The Board of Directors of the Company has the following standing committees:

   AUDIT COMMITTEE. The Audit Committee, which is composed of Mr. Mattson, Mr. Doerr, and Mr. Stein, reviews and evaluates the effectiveness of the Company's financial and accounting functions, including reviewing the scope and results of the audit work performed by the independent accountants and by the Company's internal accounting staff. The Audit Committee met twice during the fiscal year ended June 30, 1997. The independent accountants were present at both of these meetings to discuss their audit scope and the results of their audit.

   COMPENSATION COMMITTEE. The Compensation Committee, which is composed of John C. Koss, Mr. Mattson, Mr. Stollenwerk, and Mr. Hunter, has responsibility for reviewing and recommending adjustment of all employee annual salaries in excess of $45,000 as well as all bonus and compensation programs. The Compensation Committee met once during the fiscal year ended June 30, 1997. See "Executive Compensation and Related Matters -- Compensation Committee Report on Executive Compensation." The Company's 1990 Flexible Incentive Plan (the "Plan") is administered by the Compensation Committee. Subject to the express provisions of the Plan, the Committee has complete authority to (i) determine when and to whom benefits are granted; (ii) determine the terms and provisions of benefits granted; (iii) interpret the Plan; (iv) prescribe, amend and rescind rules and regulations relating to the Plan; (v) accelerate, purchase, adjust or remove restrictions from benefits; and (vi) take any other action which it considers necessary or appropriate for the administration of the Plan.

   NOMINATING COMMITTEE. The Board of Directors has no nominating committee and the Company has no established procedure for the nomination of persons to serve on the Board of Directors.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS.  During the fiscal year ended
June 30, 1997, the Board held four meetings. Every incumbent director attended 75% or more of the total of (i) all meetings of the Board, plus (ii) all meetings of the committees on which they served during their respective term of office.

EXECUTIVE OFFICERS.

  Information is provided below with respect to the executive officers of the Company who are not directors. Each executive officer is elected annually by the Board of Directors and serves for one year or until his or her successor is appointed.

                                                                                           Current Position
             Name                  Age                    Positions Held                      Held Since
             ----                  ---                    --------------                   ----------------
 John Koss, Jr.                     40      Vice President - Sales                               1988

 Sujata Sachdeva                    33      Vice President - Finance                             1992

 Richard W. Silverthorn*            42      Secretary, General Counsel                           1993

---------------------------------------

 * Mr. Silverthorn is an attorney and shareholder with the law firm of Whyte Hirschboeck Dudek S.C., Milwaukee, Wisconsin, which law firm serves as legal counsel to the Company.

BENEFICIAL OWNERSHIP OF COMPANY SECURITIES.

         The following table sets forth, as of September 11, 1997, the number of shares of Common Stock "beneficially owned" (as defined under applicable Securities and Exchange Commission regulations) and the percentage of such shares to the total number of shares outstanding for all nominees, for each executive officer named in the Summary Compensation Table (see "Executive Compensation and Related Matters -- Summary Compensation Table"), for all directors and executive officers as a group, and for each person and each group of persons who, to the knowledge of the Company as of September 11, 1997, were the beneficial owners of more than 5% of the outstanding shares of Common Stock.

                                                                                                 Percent of
                                                                                                 Outstanding
                                                                        Number of Shares        Common Stock
                   Name and Business Address (1)                     Beneficially Owned (2)         (3)
                   -----------------------------                     ----------------------     ------------
 John C. Koss (4)  . . . . . . . . . . . . . . . . . . . . . .              1,068,336                 32.1%

 Michael J. Koss (5)   . . . . . . . . . . . . . . . . . . . .                565,849                 16.9%

 John Koss, Jr. (6)  . . . . . . . . . . . . . . . . . . . . .                131,321                  3.9%

 Thomas L. Doerr . . . . . . . . . . . . . . . . . . . . . . .                      0                  *

 Victor L. Hunter  . . . . . . . . . . . . . . . . . . . . . .                      1                  *

 Lawrence S. Mattson . . . . . . . . . . . . . . . . . . . . .                      0                  *

 Martin F. Stein . . . . . . . . . . . . . . . . . . . . . . .                  4,500                  *

 John J. Stollenwerk . . . . . . . . . . . . . . . . . . . . .                  4,500                  *

 All directors and executive                                                1,562,835                 46.6%
  officers as a group (10 persons) (7) . . . . . . . . . . . .

 Koss Family Voting Trust, John C. Koss, Trustee (8) . . . . .                612,431                 18.4%

 Koss Employee Stock Ownership Trust ("KESOT") (9) . . . . . .                380,241                 11.4%

 Dimensional Fund Advisors Inc. (10) . . . . . . . . . . . . .                164,900                  4.9%

------------------------------------------------------------------


   (1) Unless otherwise noted, the business address of all persons named in the above table is c/o Koss Corporation, 4129 North Port Washington Avenue, Milwaukee, WI 53212.

   (2) Unless otherwise noted, amounts indicated reflect shares as to which the beneficial owner possesses sole voting and dispositive powers. Also included are shares subject to stock options if such options are exercisable within 60 days of September 11, 1997.

   (3) Based on 3,333,141 shares outstanding on September 11, 1997. Asterisk (*) denotes beneficial ownership of less than 1%. Percentage calculation assumes, for each individual owning options and for the group, the exercise of that number of options which are included in the total number of shares.

   (4) Includes the following shares which are deemed to be "beneficially owned" by John C. Koss: (i) 275,280 shares owned directly or by reason of family relationships; (ii) 59,517 shares as a result of his position as an officer of Koss Foundation;
        (iii) 612,431 shares as a result of his position as trustee of the Koss Family Voting Trust; (iv) 43,125 shares as a result of his position as co-trustee of the John C. and Nancy Koss Revocable Trust; and (v) 77,983 shares by reason of the allocation of those shares to his account under the Koss Employee Stock Ownership Trust ("KESOT") and his ability to vote such shares pursuant to the terms of the KESOT -- see "Executive Compensation and Related Matters -- Other Compensation Arrangements -- Employee Stock Ownership Plan and Trust."

   (5) Includes the following shares deemed to be "beneficially owned" by Michael J. Koss: (i) 115,358 shares owned directly or by reason of family relationships; (ii) 59,000 shares as a result of his beneficial interest in the Koss Family Voting Trust; (iii) 27,638 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares; (iv) 11,250 shares with respect to which he holds options which are exercisable within 60 days of September 11, 1997; and (v) 380,241 shares which are held by the KESOT (see Note (9), below). The 27,638 shares allocated to Michael J. Koss' KESOT account, over which he holds voting power, are included within the aforementioned 380,241 shares but are counted only once in his individual total.

   (6) Includes the following shares deemed to be "beneficially owned" by John Koss, Jr.: (i) 48,507 shares owned directly or by reason of family relationships; (ii) 59,000 shares as a result of his beneficial interest in the Koss Family Voting Trust; (iii) 5,625 shares with respect to which he holds options which are exercisable within 60 days of September 11, 1997; and (iv) 18,189 shares by reason of the allocation of those shares to his account under the KESOT and his ability to vote such shares.

   (7) To avoid double-counting: (i) the 380,241 shares deemed to be beneficially owned by Michael J. Koss as result of his position as a KESOT Trustee (see Note (5), above) include 123,810 shares allocated to the KESOT accounts of other individuals included in the above table but are included only once in the total; and (ii) the 612,431 shares deemed to be beneficially owned by John C. Koss as a result of his position as trustee of the Koss Family Voting Trust (see Note (4), above) include 108,000 shares beneficially owned by Michael J. Koss and John Koss, Jr. (59,000 shares each) by reason of their beneficial interest in the Koss Family Voting Trust (see Notes (5) and (6), above) but are included only once in the total.

   (8) The Koss Family Voting Trust was established by John C. Koss. The sole Trustee is John C. Koss, 4129 North Port Washington Avenue,
        Milwaukee, WI  53212.   The term of the Koss  Family Voting Trust is
        indefinite.   Under  the  Trust Agreement,  John  C.  Koss, as
        Trustee,  holds  full voting  and dispositive  power over the shares
        held by the  Koss Family Voting Trust.   All of the 612,431 shares are
        included in the number of shares shown as beneficially owned by John C. Koss (see Note (4), above).

   (9)  The KESOT holds 380,241 shares.   Authority to vote these shares is
        vested in KESOT participants  to the  extent shares have  been
        allocated to individual KESOT accounts.   Shares have been allocated to
        the accounts of  certain individuals  named in  the above table.
        77,983 of these shares are also included in the number of shares shown as beneficially owned by John C. Koss (see Note (4), above) and 18,189 shares are also included in the number of shares shown
        as  beneficially owned  by John Koss, Jr..   All 380,241 of  these
        shares are also included in the number of shares shown as beneficially owned by Michael J. Koss (see Note (5), above). Michael
        J. Koss and Cheryl Mike (the Company's Director of Human Resources) serve as Trustees of the KESOT and, as such, they share dispositive power with respect to (and are therefore each deemed to beneficially own) all 380,241 KESOT shares.

  (10)  1299 Ocean Ave., 11th Floor, Santa Monica, CA 90401.   The following is
        qualified in its entirety by reference to a Schedule 13G statement filed on February 12, 1997 by Dimensional Fund Advisors (the "Schedule 13G"). According to the Schedule 13G, Dimensional Fund Advisors is an investment advisory firm which holds sole voting power over 94,900 shares and sole dispositive power over 164,900 shares. Persons who are officers of Dimensional Fund Advisors Inc. also serve as officers of DFA Investment Dimensions Group Inc., (the "Fund") and The DFA Investment Trust Company (the "Trust"), each an open-end management investment company registered under the Investment Company Act of 1940. In their capacities as officers of the Fund and the Trust, these persons vote 52,000 additional shares which are owned by the Fund and 18,000 additional shares which are owned by the Trust. All Securities reported upon in the Schedule 13G are owned by advisory clients of Dimensional Fund Advisors Inc., no one of which to the knowledge of Dimensional Fund Advisors Inc. owns more than 5% of the class.


EXECUTIVE COMPENSATION AND RELATED MATTERS.

         SUMMARY COMPENSATION TABLE. The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended June 30, 1997, 1996, and 1995 for (i) the Chief Executive Officer ("CEO") of the Company, and (ii) each of the other two executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100,000 (collectively, including the CEO, the "Named Executive Officers").

                                                                         LONG-TERM COMPENSATION
                                                                                   (1)
                                                                        -----------------------
                                       ANNUAL COMPENSATION                       AWARDS
                            -----------------------------------------   -------------------------------------
                  FISCAL                                                              SECURITIES
                   YEAR                                  OTHER ANNUAL    RESTRICTED   UNDERLYING    ALL OTHER
    NAME AND      ENDED                                  COMPENSATION   STOCK AWARDS   OPTIONS/      COMPEN-
   PRINCIPAL       JUNE       SALARY         BONUS            (2)            (3)       SARS (4)    SATION (5)
    POSITION       30,      (DOLLARS)      (DOLLARS)       (DOLLARS)      (DOLLARS)    (NUMBER)     (DOLLARS)
   ---------      -----     ---------      ---------     ------------   ------------  ----------   ----------
   John C. Koss    1997       $150,000       $182,414      $        0      $      0            0     $144,219
    Chairman of
      the Board    1996        150,000        120,520               0             0            0      125,512

                   1995        150,000        127,480       1,250,000             0            0      137,664
-------------------------------------------------------------------------------------------------------------
     Michael J.    1997       $150,000       $255,379      $        0      $      0       10,000     $ 26,156
          Koss,
          Chief    1996        145,000        168,727          69,550             0       25,000       21,210
      Executive
        Officer    1995        145,000        178,499         202,275       178,991       10,000       24,952
-------------------------------------------------------------------------------------------------------------
     John Koss,    1997       $110,000       $ 44,577      $        0      $     $0        7,500     $ 20,987
      Jr., Vice
    President -    1996        100,000         65,049          94,550             0        7,500       21,124
          Sales
                   1995         95,000         32,500               0        89,495        7,500       10,001
-------------------------------------------------------------------------------------------------------------


  (1) The above table omits information concerning Long Term Incentive Plans ("LTIPs") (plans, other than restricted stock, stock option, or SAR plans, which provide for the payment of incentive compensation for performance expected to occur over more than one fiscal year) because the Company has no LTIPs.

  (2) Includes the value realized upon the exercise of stock options (see "Aggregate Stock Option Exercises During the Fiscal Year"). In all cases, the value of perquisites and other benefits in any fiscal year did not exceed the lesser of $50,000 or 10% of the total salary and bonus reported and, under applicable compensation disclosure rules of the Securities and Exchange Commission, are not required to be included in this column.

  (3) On January 6, 1995, 18,358 and 9,179 shares of Restricted Stock were issued under the Company's 1990 Flexible Incentive Plan to Michael J.
        Koss and John  Koss, Jr., respectively.   The restrictions on these
        shares lapsed on January 6, 1996 (one year from the date of grant).

  (4) Consists of Incentive Stock Options granted to executive officers. For additional information, see "Stock Options Granted During Fiscal Year" and "Other Compensation Arrangements -- Stock Option Plans."

  (5) "All Other Compensation" consists of the following: (i) Company matching contributions under the Company's 401k Plan for the accounts of John C. Koss ($12,080 in 1997, $4,620 in 1996, and $7,192 in 1995),
        Michael J.  Koss ($14,080 in 1997,  $9,240 in 1996, and  $10,027 in
        1995), and  John Koss, Jr.  ($9,330 in 1997,  $9,684 in 1996,  and
        $4,500 in 1995); (ii) Company contributions to the KESOT for the accounts of John C. Koss ($11,247 in 1997, $11,170 in 1996, and $14,386 in 1995), Michael J. Koss ($11,243 in 1997, $11,170 in
        1996, and $14,386  in 1995), and John Koss, Jr. ($11,243 in 1997,
        $11,170 in 1996, and $5,312 in 1995); (iii) premiums paid by the Company for life insurance for John C. Koss ($5,805 in 1997, $5,805 in 1996, and $3,159 in 1995), Michael J. Koss ($828 in 1997, $800 in
        1996, and $539  in 1995), and  John Koss, Jr.  ($414 in 1997,  $270 in
        1996, and $189 in 1995); and (iv) an annual accrued expense of $115,087 in connection with the Company's agreement to continue to pay John C. Koss his current base salary in the event he becomes disabled prior to age 70 (he is currently 67 years old) and, after age 70, to continue to pay John C. Koss his current base salary for the remainder of his life, whether or not he becomes disabled.


         STOCK OPTIONS GRANTED DURING FISCAL YEAR. The following table provides certain information concerning stock options granted to Named Executive Officers during the fiscal year ended June 30, 1997.


                                        Individual Grants
                    ---------------------------------------------------
                                   Percent                                    Potential Realizable Value at
                     Securities   of Total                                    Assumed Annual Rates of Stock
                        Under-    Options/                                       Price Appreciation for
                       lying        SARs                                              Option Term*
                      Options/     Granted      Exercise                      -----------------------------
                        SARs         to         or Base
                      Granted     Employees      Price
                                  in Fiscal      ($ per      Expiration
        Name          (number)      Year         share)         Date            0%          5%         10%
        ----        ----------    ---------     -------      ----------         --          --         ---
 Michael J. Koss        10,000      19.0%          $11.22     April 16, 2002   $(10,200)    $17,981     $52,072

 John C. Koss,  Jr.      7,500      14.3%          $11.22     April 16, 2002     (7,650)     13,486      39,054

---------------------------------------

 * Based on the "fair market value" as determined under the Company's 1990 Flexible Incentive Plan (which provides that the "fair market value" for purposes thereof is the average of the closing prices on the five trading days immediately preceding the grant of such option) of $10.20 per share on April 16, 1997, the date such options were granted. The Exercise Price for Michael J. Koss and John Koss, Jr. is equal to 110% of the "fair market value," as so determined, on the date of grant.

         AGGREGATE STOCK OPTION EXERCISES DURING THE FISCAL YEAR. The following table provides certain information about stock option exercises by the Named Executive Officers during the fiscal year ended June 30, 1997.


                                                                                    VALUE OF UNEXERCISED IN-
                                                          NUMBER OF SECURITIES        THE-MONEY OPTIONS AT
                                                         UNDERLYING UNEXERCISED       FISCAL YEAR END (1)
                                 SHARES                  OPTIONS/SARS AT FISCAL
                                ACQUIRED                        YEAR END                   (DOLLARS)
                                   ON         VALUE      ---------------------      ------------------------
                                EXERCISE     REALIZED
                                                          EXERCIS-     UNEXER-                      UNEXER-
             NAME               (NUMBER)    (DOLLARS)     ABLE(1)      CISABLE     EXERCISABLE      CISABLE
             ----              ---------    ---------     --------     -------     -----------      --------
 Michael J. Koss                    0          n/a          261,250      33,750       $146,475        $57,725

 John C. Koss, Jr.                  0          n/a           55,625      16,875         32,950         18,825

    (1) Based on the $8.75 per share market value of the Company's Common Stock on June 30, 1997, determined with reference to the closing price of the Company's Common Stock on June 30, 1997, as
         reported  on The Nasdaq Stock Market.   Options are "in-the-money"  if
         the fair  market value of the stock on the  date indicated exceeds the
         exercise price on  September 10, 1997.   On  September 10, 1997,
         250,000 and 50,000 of these  stock options were exercised  by Michael
         J.  Koss and John Koss, Jr., respectively.


         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. John C. Koss, who is the Chairman of the Board and an executive officer of the Company, serves on the Compensation Committee.

         DIRECTOR COMPENSATION. Directors who are not also employees of the Company have received compensation of $1,250 per director per meeting.

         OTHER COMPENSATION ARRANGEMENTS. The Company has certain other compensation plans and arrangements which are available to the CEO and certain of the Named Executive Officers including the following:

         SUPPLEMENTAL MEDICAL CARE REIMBURSEMENT PLAN. Each officer of the Company is covered by a medical care reimbursement plan for all medical expenses incurred which are not covered under group health insurance up to an annual maximum of 10% of salary. Amounts reimbursed under this Plan are included under the column headed "All Other Compensation" in the summary compensation table.

         EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. In December 1975, the Company adopted the KESOT, which is a form of employee benefit plan designed to invest primarily in employer securities. The KESOT is qualified under Section 401(a) of the Internal Revenue Code. All full-time employees with at least six months' uninterrupted service with the Company are eligible to participate in the KESOT. Contributions to the KESOT are allocated to the accounts of participants in proportion to the ratio that a participant's compensation bears to total compensation of all participants. Accounts are adjusted each year to reflect the investment experience of the trust and forfeitures from accounts of non-vested terminated participants. All unallocated shares will be voted by the KESOT Trustees as directed by the KESOT Committee. Michael J. Koss and Cheryl Mike currently serve as KESOT Trustees and as the members of the KESOT Committee. Voting rights for all allocated shares are passed through to the participant for whose account such shares are allocated, and must be voted by the Trustees in accordance with the participants' direction. As of September 8, 1997, the KESOT held 380,241 shares of Common Stock of the Company (approximately 11.4% of the total number of shares outstanding).

         OFFICER LOAN POLICY. On January 31, 1980, the Board adopted an Officer Loan Policy. The significant provisions of the policy are:
         (i) the maximum amount to be loaned is limited to one-half of the officer's annual base salary; (ii) the first $10,000 bears no interest; (iii) in the event the loan balance exceeds $10,000, interest is charged on the entire amount at the minimum rate provided by Section 483 of the Internal Revenue Code; and (iv) the loan will be repaid in installments or in full upon termination of employment. During the fiscal year ended June 30, 1997, no officer had an officer loan that exceeded $60,000.

         DEATH BENEFIT AGREEMENT. In 1980, the Company entered into an agreement with John C. Koss that provides that if he dies prior to attaining 70 years of age, the Company will pay to his spouse or other designated beneficiary the sum of $50,000 every six months until the total benefit paid equals $700,000. The agreement is null and void if John C. Koss reaches age 70. Life insurance policies designating the Company as beneficiary are maintained to fund this contingent liability.

         RETIREMENT AGREEMENT. The Board of Directors has by resolution agreed to continue to pay to John C. Koss his current base salary in the event he becomes disabled prior to age 70. After age 70, Mr. Koss shall be eligible to receive his current base salary for the remainder of his life, whether he becomes disabled or not. The Company is currently recognizing an annual accrued expense of $115,087 in connection with this Agreement. Mr. Koss is currently 66 years old and his current base salary is $150,000 per year.

         STOCK OPTION PLANS. In 1990, the Board of Directors created, and the stockholders approved, a new Flexible Incentive Plan (the "Plan"). This Plan is administered by the Compensation Committee and vests the Compensation Committee with discretionary powers to choose from a variety of incentive compensation alternatives to make annual stock-based awards to officers, key employees and other members of the Company's management team. The Board of Directors recommended, and the stockholders approved, the reservation of 225,000 shares of Company Common Stock for issuance pursuant to the Plan in its first year. At the Company's 1992 Annual Meeting, the stockholders approved an amendment to the Plan authorizing the reservation of another 250,000 shares of Company Common Stock for issuance to Plan participants. At the Company's 1993 Annual Meeting, the stockholders approved an amendment to the Plan authorizing the reservation of an additional 300,000 shares of Company Common Stock for issuance to Plan participants. John C. Koss is not eligible for any grants since he is a member of the Compensation Committee.

         SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Board of Directors has by resolution entered into a Supplemental Executive Retirement Plan with Michael J. Koss which calls for Mr. Koss to receive annual cash compensation following his retirement from the Company ("Retirement Payments") in an amount equal to 2% of the base salary of Mr. Koss, multiplied by his number of years of service to the Company (example 2% multiplied by 25 years is 50% of base salary). The base salary shall be calculated using the average base salary of Mr. Koss during the three years preceding his retirement. The Retirement Payments are to be paid to Mr. Koss monthly until his death, and after his death shall continue to be paid monthly to his surviving spouse until her death


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.

         Under Securities and Exchange Commission ("SEC") rules, the Company is required to provide certain information concerning compensation provided to the Company's Chief Executive Officer and the Named Executive Officers. The disclosure requirements for these individuals include the use of tables and a report of the Committee responsible for compensation decisions for these individuals, explaining the rationale and considerations that led to those compensation decisions. Therefore, the Compensation Committee of the Board of Directors has prepared the following report for inclusion in this Proxy
Statement:

                 The Compensation Committee of the Board of Directors ("Compensation Committee") is composed of Mr. Stollenwerk, Mr. Mattson, Mr. Hunter and the Chairman of the Board, John C. Koss. The Compensation Committee is responsible for the review of all employee salaries in excess of $45,000. The Compensation Committee also reviews all bonus, commission and stock option programs. The Compensation Committee meets as a group each spring and reviews its report with the full board prior to the end of the fiscal year. This system enables management to plan the following year more appropriately.

                 The Company employs a compensation program linked to company-wide performance and individual achievement. All executive officers are reviewed twice each year. Raises in base salaries are made in July when necessary or when promotions are announced. In addition, the Company has a Flexible Incentive Plan, Employee Stock Ownership Plan and Trust and a 401(k) Plan. The Company also has a cafeteria benefits plan to provide flexibility to employees to choose their own health care and associated benefits package from an array of offerings. The Company shares the cost of medical insurance with its employees.

                 The Company's executive officers are paid base salaries commensurate with their responsibilities, after comparison with base salaries of executive officers of other light assembly or manufacturing companies taken from data in an annual national survey.

                 Executive officers are also eligible for annual bonuses based upon individual performance and overall Company performance. Factors relevant to determining such bonuses include attainment of corporate revenue and earnings goals and the development of new accounts. The Company's Chairman is eligible to receive a bonus calculated as a percentage of the Company's earnings before interest and taxes. The Company's Vice President-Sales is entitled to receive a bonus based upon increases in sales over the prior year, and a bonus for obtaining new accounts from a predetermined list of potential new accounts and for adding new product lines to current accounts. The Company's Vice President - Europe is entitled to receive a bonus based upon the Company's Sales in export markets.

                 The Compensation Committee annually reviews and determines the compensation of Michael J. Koss, President and Chief Executive Officer. Michael J. Koss' salary is based on his experience, responsibilities, historical salary levels for himself and other executive officers of the Company, and the salaries of Chief Executive Officers of other light assembly or manufacturing companies. Michael
         J. Koss is also eligible to receive a bonus calculated as a percentage of the Company's earnings before interest and taxes. He also participates in the Company's Flexible Incentive Plan.

                                                   COMPENSATION COMMITTEE
                                                   JOHN C. KOSS
                                                   JOHN J. STOLLENWERK
                                                   LAWRENCE S. MATTSON
                                                   VICTOR L. HUNTER


                 THE REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT THE COMPANY

SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.



STOCK PRICE PERFORMANCE INFORMATION.

         The graph and table on the next page set forth information comparing the yearly cumulative total return on the Company's Common Stock over the past five years with the yearly cumulative total return on (i) stocks included in the NASDAQ Stock Market (US Companies) Index, and (ii) a group of peer companies ("Peer Group"). The Peer Group, which was selected by the Company, consists of Boston Acoustics, Inc., Carver Corporation, Polk Audio, Inc., and Recoton Corporation. For purposes of the graph and table, it is assumed that on June 30, 1991, $100 was invested in the stock of each of (i) the Company,
(ii) the companies on the NASDAQ Stock Market (US Companies) Index, and (iii) the companies in the Peer Group (the cumulative return for the investment in the stock of companies in the Peer Group is weighted according to the relative market capitalization of each company as adjusted at the end of each fiscal year shown on the table). The graph and table also assume that all dividends paid were reinvested in the stock of the issuing companies. THE STOCK PRICE PERFORMANCE INFORMATION SHOWN IN THE GRAPH AND TABLE BELOW SHOULD NOT BE CONSIDERED INDICATIVE OF FUTURE PERFORMANCE.


                                   [LINE GRAPH]


                                    June 30,      1992         1993         1994         1995         1996          1997
Koss Corporation                               $  100.00    $  409.52    $  514.29    $  233.33    $  257.14     $  333.33
Peer Group                                     $  100.00    $  125.76    $  126.97    $  169.48    $  217.59     $  264.60
NASDAQ Stock Market Index (US Compaines)       $  100.00    $  107.95    $  181.01    $  185.32    $  187.00     $  155.92

RELATED TRANSACTIONS.

         BUILDING LEASE. The Company leases its main plant and offices in Milwaukee, Wisconsin from its Chairman, John C. Koss. As of June 25, 1993, the lease was renewed for a period of ten years, and is being accounted for as an operating lease. The new lease extension increases the rent from $280,000 per year (plus a Consumer Price Index increase in 1994) to a fixed rate of $350,000 per year for three years and $380,000 for the seven years thereafter. The Company is responsible for all property maintenance, insurance, taxes and other normal expenses related to ownership. The lease is on terms no less favorable to the Company than those that could be obtained from unaffiliated parties.

         STOCK REPURCHASES. On September 10, 1997, Michael J. Koss and John C. Koss, Jr., respectively, exercised 250,000 and 50,000 options to purchase shares of Common Stock, which options were granted to them under the Flexible Incentive Plan on May 19, 1993 at an exercise price of $8.25 per share. These options would have expired on May 19, 1998.

         The Company has previously announced its intention to repurchase shares of Common Stock in the open market or in private transactions as such shares become available from time to time, because the Company believes that its stock is undervalued in the current market and that such repurchases enhance the value to stockholders. Consistent with this policy, the Board of Directors approved the repurchase of the shares acquired by Michael J. Koss and John C. Koss, Jr. upon the exercise of their options at the then-current market price. Accordingly, on September 10, 1997, the Company purchased 250,000 shares of Common Stock from Michael J. Koss at a price of $13.75 per share (the "closing" price reported on The Nasdaq Stock Market on September 9, 1997), and purchased 50,000 shares of Common Stock from John C. Koss, Jr., also at a price of $13.75 per share. The value realized by Michael J. Koss and John C. Koss, Jr., in these transactions was $1,375,000 and $275,000, respectively. These 300,000 shares were automatically cancelled and these transactions did not affect the number of shares of Common Stock outstanding.

         The Company believes that purchases of Common Stock enhance stockholder value and will continue from time to time to engage in such transactions either on the open market or in private transactions.


SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the company's equity security, to file with the Securities and Exchange Commission and with The Nasdaq Stock Market reports of ownership and changes in ownership of Common Stock and other equity securities of the company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the companies of such reports furnished to the company or written representations that no other reports were required, the Company believes that, during the 1997 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except as follows:

         . Michael J. Koss filed one late report covering two transactions (grants of 10,000 and 25,000 stock options, respectively, on April 3, 1995 and April 18, 1996);

         . John C. Koss, Jr., filed one late report covering two transactions (grants of 7,500 stock options on each of April 3, 1995 and April 18, 1996); and

         . Sujata Sachdeva filed two late reports covering three transactions (grants of 5,000 stock options on each of April 3, 1995 and April 18, 1996, and an exercise of 2,500 stock options on August 20, 1996).

                       ITEM 2.  APPROVAL OF AMENDMENT TO
                          1990 FLEXIBLE INCENTIVE PLAN


         In 1990, the Board of Directors created, and the stockholders approved, a Flexible Incentive Plan (the "Plan"). 225,000 shares of Company Common Stock were initially reserved for issuance pursuant to the Plan. Under the terms of the Plan, each successive year, additional shares equal to one-fourth of 1 percent (0.25%) of the number of outstanding shares as of the first day of the Company's applicable fiscal year will be reserved for issuance pursuant to the Plan. At the Company's 1992 Annual Meeting, the stockholders approved an amendment to the Plan authorizing the reservation of an additional 250,000 shares of Company Common Stock for issuance to Plan participants. At the Company's 1993 Annual Meeting, the stockholders approved an amendment to the Plan authorizing the reservation of an additional 300,000 shares of Company Common Stock for issuance to Plan participants.

         712,537 of the shares allocated to the Plan are subject to options which have been granted to key employees of the Company since the Plan's creation. The Board of Directors has determined that incentive compensation rewards, such as the Plan, engender commitment towards increased corporate performance and are, therefore, in the best interest of both the Company and its stockholders. In the Board's opinion, the reservation of 300,000 additional shares for the Plan is necessary to achieve this goal. Therefore, the Board of Directors proposes that an additional 300,000 shares be reserved for issuance to participants under the Plan.

         DESCRIPTION OF THE PLAN. The Plan provides for benefits (collectively "Benefits") to be awarded to eligible participants in the form of stock options, Stock Appreciation Rights ("SARs"), Phantom Stock Rights, Cash Appreciation Rights, Restricted Stock, cash awards and other stock-based awards. If and to the extent required by Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any award to a person who is subject to Section 16 of the Exchange Act shall not be: (i) transferrable other than by will or the laws of descent and distribution and shall be exercisable during his or her lifetime only by him or her, his or her guardian or legal representative; and (ii) sold for at least six months after grant, except upon death or disability.

         NUMBER OF AUTHORIZED SHARES. Currently, the total number of shares of Common Stock which could be issued in connection with Benefits is 831,437, of which 712,537 are the subject of Benefits which have been issued since the Plan was adopted in 1990. If an option and/or SAR, Phantom Stock Right or Cash Appreciation Right expires, terminates or is surrendered without having been fully exercised, or if shares of Restricted Stock are forfeited, the unpurchased shares or forfeited shares of Common Stock subject to the option, SAR, Phantom Stock Right or Cash Appreciation Right or grant of Restricted Stock shall again be made available for the purpose of the Plan. Of the 712,537 shares subject to Benefits which have been issued, 542,537 have been exercised and 188,750 remain unexercised as of the date of this Proxy Statement.

         Notwithstanding any other provision in the Plan, if the Common Stock of the Company is changed by reason of any merger, reorganization, recapitalization, stock dividend, spin-off, split-up, spin-out or other change in the corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and stock option price of shares subject to outstanding stock options granted under the Plan, as may be determined to be appropriate by the committee administering the Plan.

         ADMINISTRATION OF THE PLAN. The Plan is administered by a committee (the "Committee"). Subject to the express provisions of the Plan, the Committee has complete authority to (i) determine when and to whom benefits are granted; (ii) determine the terms and provisions of Benefits granted; (iii) interpret the Plan; (iv) prescribe, amend and rescind rules and regulations relating to the Plan; (v) accelerate, purchase, adjust or remove restrictions from Benefits; and (vi) take any other action which it considers necessary or appropriate for the administration of the Plan. All determinations made by the Committee shall be in its sole discretion and shall be final and binding on all participants.

         The Committee consists of not less than the minimum number of persons who under Rule 16b-3 of the Exchange Act ("Rule 16b-3") meet the definition of "non-employee directors" as defined in Rule 16b-3 under the Exchange Act. The members of the Committee are appointed by and serve at the pleasure of the Board of Directors, which may appoint members in substitution for members previously appointed and fill vacancies in the Committee. The Committee may select one of its own members as its Chairman, and it shall determine the times and places to hold meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of the members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting dully called and held.

         Except as required by Rule 16b-3 with respect to Benefits granted to persons who are subject to Section 16 of the Exchange Act (consisting of directors and officers), the Committee may delegate its authority to any employee or committee.

         AMENDMENT, TERMINATION, AND CHANGE IN CONTROL. The Board of Directors may amend the Plan at any time. The Board may not amend the Plan without stockholder approval if such amendment (i) would cause stock options which are intended to qualify as "incentive stock options" under the Internal Revenue Code (described below) to fail to so qualify, (ii) would cause the Plan to fail to meet the requirements of Rule 16b-3, or (iii) would violate applicable law.

         The Plan has no fixed termination date and shall continue in effect until terminated by the Board of Directors.

         The amendment or termination of the Plan will not adversely affect any Benefit granted prior to such amendment or termination. However, any Benefit may be modified or canceled by the Committee if and to the extent permitted in the Plan or applicable agreement or with the consent of the participant to whom such Benefit was granted. The Committee may convert previously granted Incentive Stock Options to Nonqualified Stock Options (described below). The Committee may provide in the applicable agreement that a previously granted Benefit shall be forfeited if the participant competes with the Company or its affiliates or is terminated for cause.

         If there is a Change in Control or a Potential Change in Control, Stock Appreciation Rights outstanding for at least six months, and any stock options which are not then exercisable, will become fully exercisable and vested. Likewise, the restrictions and deferral limitations applicable to Restricted Stock and other stock-based awards will terminate and such shares and awards will be deemed fully vested. Stock Options, Stock Appreciation Rights, Restricted Stock and other stock-based awards will, unless otherwise determined in the Committee in its sole discretion, be cashed out on the basis of the Change in Control Price, as defined in the Plan and as described below.

         The Change in Control price will be the highest price per share paid in any transaction reported on any national securities exchange or any generally recognized automated quotation system, or the highest mean between bid and asked prices quoted on any other recognized quotation system or through which shares of Company Stock are traded or quoted or paid or offered in any bona fide transaction relating to a Potential or Actual Change in Control of the Company, at any time during the immediately preceding 90 day period as defined by the Committee. A Change in Control occurs if (i) any person becomes a beneficial owner directly or indirectly of 20% or more of the total voting stock of the Company (subject to certain exception), or (ii) during any 24-month period the individuals who comprised of the Board of Directors of the Company at the beginning of such period no longer represent a majority of the Board (subject to certain exceptions), or (iii) a transaction occurs which requires stockholder approval, and involves the acquisition of the Company by asset purchase, merger or otherwise. A Potential Change in Control means (i) approval by the stockholders of an Agreement which, if completed, would constitute a Change in Control, or (ii) the acquisition by a person of 5% or more of the total voting stock of the Corporation and the adoption by the Board of a resolution that a Potential Change in Control, as defined in the Plan, has occurred.

         ELIGIBILITY FOR PARTICIPATION. Benefits may be awarded to individuals selected by the Committee.

         STOCK OPTIONS. Stock options granted under the Plan intended to qualify for special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), are referred to as "Incentive Stock Options" ("ISOs") and options not intended to so qualify are referred to as "Nonqualified Stock Options" (or "NQOs"). The per share option price in the case of Incentive Stock Options shall be no less than (i) the fair market value of the shares on the date the option is granted for non-affiliates or (ii) 110% fair market value of the shares on the date the option is granted for affiliates.

         The other terms of options shall be determined by the Committee, and, in the case of options intended to qualify as Incentive Stock Options, shall meet all requirements of Section 422 of the Code. Currently, such requirements are (i) the option must be granted within ten years from the adoption of the Plan, (ii) the option may not have a term longer than ten years, (iii) the option must be non-transferable other than by will or the laws of descent and distribution and may be exercised only by the optionee during his or her lifetime, and (iv) the maximum aggregate fair market value of Common Stock with respect to which such options are first exercisable by an optionee in any calendar year may not exceed $100,000.

         Payment for shares purchased pursuant to the exercise of options may be made either (i) in cash, or (ii) with the consent of the Committee, (a) by exchanging shares of the Company's Common Stock having an aggregate fair market value equal to the cash exercise power of the option being exercised, (b) in other property, rights or credits, or (c) by any combination of the foregoing.

         STOCK APPRECIATION RIGHTS. Participants who elect to receive payment of Stock Appreciation Rights shall receive an amount in cash, in Common Stock or in any combination thereof, as determined by the Committee, equal to the amount, if any, by which the fair market value of one share of Common Stock on the date of such election exceeds the fair market value of one share of Common Stock on the date which the Stock Appreciation Right was granted.

         The Committee may grant a Stock Appreciation Right to a participant in tandem with a stock option, in which case the exercise of the option shall cause a corresponding reduction in Stock Appreciation Rights then standing to a participant's credit which were granted in tandem with the option, and the payment of a Stock Appreciation Right shall cause a corresponding reduction in shares under such option.

         RESTRICTED STOCK. The Committee may grant shares of Restricted Stock at no cost to the participant. Such shares shall be issued at the time of the grant but held by the Company for the benefit of the participant and shall be subject to forfeiture until those conditions set forth in the Restricted Stock Agreement are satisfied. Stock certificates representing shares of Restricted Stock shall bear a legend referring to the Plan, noting the risk of forfeiture of the shares and stating that such shares are nontransferable until all restrictions have been satisfied and any restrictive legend has been removed. As of the date Restricted Stock is granted, the grantee shall be entitled to full voting and dividend rights with respect to all shares of such stock.

         PHANTOM STOCK RIGHTS. The Committee may grant a participant the right to receive the excess of the fair market value or other attribute of one or more shares of stock over the fair market value or other attribute of the shares of stock on the date the right was awarded.

         CASH APPRECIATION RIGHTS. The Committee, in its discretion, may grant a participant Cash Appreciation Rights. Cash Appreciation Rights shall entitle a participant, subject to the terms and conditions of the Plan and applicable agreement, to receive, upon exercise of all or a portion of a related stock option (if any related stock option is granted in the discretion of the Committee) granted pursuant to the Plan, or upon the surrender of all or a portion of a related stock option granted in exchange for the exercise of Stock Appreciation Rights, if any, granted to the stock option holder pursuant to the Plan, a payment in cash equal to the sum of (a) the increase in income taxes, if any, incurred by the participant as a result of the full or partial exercise of the related stock option or, if appropriate, the related Stock Appreciation Right, and (b) the increase in income taxes, if any, incurred by the participant as a result of receipt of this cash payment.

         The amount of the cash payment shall be determined by the Committee in its discretion. However, the cash payment for a Cash Appreciation Right shall not exceed the increase, if any, of the fair market value of a share of stock on the date of exercise of the related stock option or, if appropriate, of the related Stock Appreciation Right over the fair market value of a share of stock on the date of grant of the related stock option.

         OPTION AWARDS. The Committee may grant cash awards and other stock-based awards at such times, in such amounts, and subject to such terms and conditions as it deems appropriate.

         FEDERAL INCOME TAX CONSEQUENCES. The following is a summary of the federal income tax consequences of the Plan, based on current income tax laws, regulations and rulings. Any time a distribution is made under the Plan, whether in cash or in shares of stock, the Company may withhold from such payment any amount necessary to satisfy federal, state and local income tax withholding requirements with respect to the distribution. Such withholding shall be in cash. If the Company elects not to so withhold, or sufficient cash is not available from the distribution to satisfy the withholding requirements, the participant shall pay, or arrange to pay, such amounts required to be withheld.

                 INCENTIVE STOCK OPTIONS. Subject to the effect of the Alternative Minimum Tax, discussed below, an optionee does not recognize income on the grant of an Incentive Stock Option. If an optionee exercises an Incentive Stock Option in accordance with the terms of the option and does not dispose of the shares acquired within two years from the date of the grant of the option nor within one year from the date of exercise, the optionee will not recognize any income by reason of the exercise and the Company will be allowed no deduction by reason of the grant or exercise. The optionee's basis in the shares acquired upon exercise will be the amount paid upon exercise. (See the discussion below for the tax consequences of the exercise of an option with stock already owned by the optionee.) Provided the optionee holds the shares as a capital asset at the time of sale or other disposition of the shares, his or her gain or loss, if any, recognized on the sale or other disposition will be the difference between the amount realized on the disposition of the shares and his or her basis in the shares. The gain or loss will be a capital gain or a capital loss.

         If an optionee disposes of the shares within two years from the date of grant of the option or within one year from the date of exercise of an option (an "Early Disposition"), the optionee will recognize ordinary income at the time of such Early Disposition which will equal the excess, if any, of the lesser of (i) the amount realized on the Early Disposition, or (ii) the fair market value of the shares on the date of exercise, over the optionee's basis in the shares. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the optionee. The excess, if any, of the amount realized on the Early Disposition of such shares over the fair market value of the shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of the Early Disposition. If an optionee disposes of such shares for less than his or her basis in the shares, the difference between the amount realized and his or her basis will be a long-term or short-term capital loss, depending upon the holding period of the shares, provided the optionee holds the shares as a capital asset at the time of disposition.

         The excess of the fair market value of the shares at the time the Incentive Stock Option is exercised over the exercise price for the shares is an item of adjustment for purposes of computing Alternative Minimum Tax.

                 NONQUALIFIED STOCK OPTIONS. Nonqualified Stock Options do not qualify for the special tax treatment accorded to Incentive Stock Options under the Code. Although an optionee does not recognize income at the time of the grant of the option, he or she recognizes ordinary income upon the exercise of a Nonqualified Option in an amount equal to the difference between the fair market value of the stock on the date of exercise of the option and the amount paid for the stock. However, if the sale of the stock by the optionee at a profit would subject him or her to suit under Section 16(b) of the Exchange Act (the "Section 16(b) Restriction"), the optionee will not recognize ordinary income until the Section 16(b) Restriction lapses. Upon the lapse of the Section 16(b) Restriction, the optionee will recognize income equal to the excess, if any, of the fair market value of the stock at the time the Section 16(b) Restriction lapses over the option price. The optionee may elect to recognize income upon receipt of the stock and not at the time the Section 16(b) Restriction lapses, in which cash the tax consequences to the optionee are the same as if he or she were not subject to the Section 16(b) Restriction.

         As a result of the optionee's exercise of a Nonqualified Stock Option, the Company will be entitled to deduct as compensation an amount equal to the amount of ordinary income included in the optionee's gross income. The Company's deduction will be taken in the Company's taxable year in which the option is exercised unless the optionee is subject to the Section 16(b) Restriction, in which case the Company's deduction will be taken in the taxable year in which the optionee must include the amount in his or her gross income.

         The excess of the fair market value of the stock on the date of exercise of a Nonqualified Stock Option over the exercise price is not an item of "tax preference" as such term is used in the Code.

                 STOCK APPRECIATION RIGHTS. Recipients of Stock Appreciation Rights do not recognize income upon the grant of such an award. When a participant elects to receive payment under a Stock Appreciation Right, he or she recognizes ordinary income in an amount equal to the cash and fair market value of shares received, and the Company is entitled to a deduction equal to such amount.

                 PHANTOM STOCK RIGHTS. Recipients of Phantom Stock Rights do not recognize income upon the grant of such an award. The recipient recognizes ordinary income in an amount equal to the cash received and the Company is entitled to a deduction equal to such an amount. The recipient recognizes the income when his or her right to receive the award is vested and not subject to substantial risk of forfeiture and he or she has a right to receive the cash value of the award.

                 CASH APPRECIATION RIGHTS. Recipients of Cash Appreciation Rights recognize ordinary income upon receipt of the payment equal to the amount of cash received. The Company is entitled to a deduction equal to such an amount.

                 PAYMENT IN SHARES. If the optionee exercises an option and surrenders stock already owned by him or her ("Old Shares"), the following rules apply:

         1. To the extent the number of shares acquired ("New Shares") exceeds the number of Old Shares exchanged, the optionee will recognize ordinary income on the receipt of such additional shares (provided the option is not an Incentive Stock Option) in an amount equal to the fair market value of such additional shares less any cash paid for them and the Company will be entitled to a deduction in an amount equal to such income.
                 The basis of such additional shares will be equal to the fair market value of such shares (or, in the case of an Incentive Stock Option, the cash, if any, paid for the additional shares) on the date of exercise and the holding period for such additional shares will commence on the date the option is exercised (or, in the case of a Nonqualified Stock Option, the date the Section 16(b) Restriction, if applicable, lapses if the optionee has not elected to recognize income upon the exercise of the option).

         2. Under proposed regulations promulgated by the Internal Revenue Service, if the optionee exercises an Incentive Stock Option by surrendering Old Shares, the holding period for the New Shares will begin on the date the New Shares are transferred to the optionee for purposes of determining whether there is an Early

                 Disposition of the New Shares, and if the optionee makes an Early Disposition of the New Shares, he or she will be deemed to have disposed of the New Shares with the lowest basis first. If the optionee exercises an Incentive Stock Option by surrendering Old Shares which were acquired through the exercise of an Incentive Stock Option or an option granted under an employee stock purchase plan, and if the surrender occurs prior to the expiration of the holding period applicable to the type of option under which the Old Shares were acquired, the surrender will be deemed to be an Early Disposition of the Old Shares. The federal income tax consequences of an Early Disposition are discussed above.

         3. Based upon prior rulings of the Internal Revenue Service in analogous areas, it is believed that if an optionee exercises an Incentive Stock Option and surrendered Old Shares and if he or she disposes of the New Shares received upon exercise within two years from the date of the grant of the option or within one year from the date of exercise, the disposition of the New Shares will constitute an Early Disposition to the extent the number of New Shares received upon exercise and disposed of exceeds the number of Old Shares surrendered.

                 RESTRICTED STOCK. Grantees of Restricted Stock do not recognize income at the time of the grant of such stock. However, when shares of Restricted Stock become free from substantial risk of forfeiture, grantees recognize ordinary income in an amount equal to the fair market value of the stock on the date all restrictions are satisfied. Alternatively, the grantee of Restricted Stock may elect to recognize income upon the grant of the stock and not at the time the restrictions lapse.

                 TAXATION OF PREFERENCE ITEMS. Section 55 of the Code imposes an Alternative Minimum Tax equal to the excess, if any, of (i) 20% (21% in the case of a taxpayer other than a corporation) of the optionee's "alternative minimum taxable income" over (ii) his or her "regular" federal income tax. Alternative minimum taxable income is determined by adding the optionee's items of tax preference to the optionee's adjusted gross income and then subtracting certain allowable deductions and an exemption amount.

                 CHANGE IN CONTROL. If there is an acceleration of the vesting or payment of benefits and/or an acceleration of the exercisability of stock options upon a Change in Control, all or a portion of the accelerated benefits may constitute "Excess Parachute Payments" under Section 280G of the Code. The employee receiving an Excess Parachute Payment incurs an excise tax of 20% of the amount of the payment in excess of the employee's average annual compensation over the five taxable years preceding the year of the Change in Control, and the Company is not entitled to a deduction for such payment.

         The foregoing statement is only a summary of the federal income tax consequences of the Plan and is based on the Company's understanding of present federal tax laws and regulations.

                    THE BOARD OF DIRECTORS RECOMMENDS THAT
              STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE
                   COMPANY'S 1990 FLEXIBLE INCENTIVE PLAN.

          ITEM 3.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Price Waterhouse has served the Company as its independent auditors since September 1992. Representatives of Price Waterhouse are expected to be present at the Meeting, and will have the opportunity to make a statement if they desire to do so. The Price Waterhouse representatives are expected to be available to respond to appropriate questions at the Meeting.

         The Board of Directors, following the recommendation of its Audit Committee, has retained Price Waterhouse as independent accountants to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 1998. Unless otherwise directed, the proxy will be voted in favor of the ratification of such appointment.

         Although this appointment is not required to be submitted to a vote by stockholders, the Board believes it appropriate, as a matter of policy, to
request that the stockholders ratify the appointment.   If stockholder
ratification (by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting) is not received, the Board will reconsider the appointment.

                    THE BOARD OF DIRECTORS RECOMMENDS THAT
                STOCKHOLDERS VOTE "FOR" RATIFICATION OF PRICE
                  WATERHOUSE AS INDEPENDENT ACCOUNTANTS FOR
                        THE YEAR ENDING JUNE 30, 1998



                     ITEM 4.  TRANSACTION OF OTHER BUSINESS

         The Board of Directors of the Company is not aware of any other matters that may come before the meeting. If any other matters are properly presented to the meeting for action, it is the intention of the persons named as proxies in the enclosed form of proxy to vote such proxies in accordance with their best judgment on such matters.

                                       By Order of the Board of Directors



                                       Richard W. Silverthorn, Secretary


Milwaukee, Wisconsin
September 22, 1997

                       KOSS(R) CORPORATION
                       4129 NORTH PORT WASHINGTON AVENUE
                       MILWAUKEE, WISCONSIN 53212



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints John C. Koss and Lawrence S. Mattson as Proxies, each with full power of substitution for himself, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Koss Corporation held as of the record date and which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on October 22, 1997 and any or all adjournments thereof, with like effect as if the undersigned were personally present and voting.


         Properly executed proxies received by the Company will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all seven nominees listed for director and FOR Proposals 2 and 3. If other matters properly come before the meeting, this proxy will be voted in accordance with the best judgment of the Proxies appointed.
         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.




             -DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED-
--------------------------------------------------------------------------------

                        KOSS CORPORATION ANNUAL MEETING

                                1-JOHN C. KOSS 2-THOMAS L. DOERR 3-VICTOR L. HUNTER     [ ] FOR all             [ ] WITHHOLD
1.  ELECTION OF DIRECTORS:            4-MICHAEL J. KOSS 5-LAWRENCE S. MATTSON               nominees listed to      AUTHORITY
                                          6-MARTIN F. STEIN 7-JOHN J. STOLLENWERK           the left (except as     to vote for all
                                                                                            specified below).       nominees listed
                                                                                                                    to the left.

                                                                                                        _________________________
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s)  ------>    |________________________|
of the nominee(s) in the box provided to the right.)

2.  PROPOSAL TO APPROVE THE AMENDMENT TO THE FLEXIBLE INCENTIVE PLAN.                           [ ] FOR  [ ] AGAINST [ ] ABSTAIN

3.  PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE AS INDEPENDENT
    AUDITORS OF THE CORPORATION FOR THE FISCAL YEAR ENDING JUNE 30, 1998.                       [ ] FOR  [ ] AGAINST [ ] ABSTAIN

4.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Address Change?                         Date _______________________________            NO. OF SHARES
MARK BOX        [ ]
Indicate changes below:

                                                                     _____________________________________________________________
                                                                     |                                                           |
                                                                     |___________________________________________________________|
                                                                     SIGNATURE(S) IN BOX
                                                                     Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as
                                                                     attorney, executors, administrators, trustee or guardian,
                                                                     please give full title as such.  If a corporation, please sign in full corporate  name by President or other authorized
                                                                     officer.  If a partnership, please sign in partnership name by authorized person.


                    KOSS(R) CORPORATION
                    KESOT PARTICIPANTS
                    4129 North Port Washington Avenue
                    Milwaukee, Wisconsin  53212

PROXY

I, the undersigned participant in the Koss Corporation Employee Stock Ownership Plan and Trust ("KESOT"), having received the Notice of Annual Meeting of Stockholders of Koss Corporation ("Company") and the Proxy Statement furnished therewith ("Proxy Statement"), hereby instruct Michael J. Koss and Cheryl Mike, as Trustees of the Trust created pursuant to the KESOT, to vote the shares of Common Stock of the Company allocated to my account under the KESOT as of the record date, on the following proposals to be presented at the Annual Meeting of Stockholders of the Company to be held on October 22, 1997, and at any adjournment thereof, in accordance with the following instructions below.



YOUR VOTE IS BEING SOLICITED BY THE COMPANY IN ACCORDANCE WITH THE PROVISIONS OF THE KESOT. THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR AND IN FAVOR OF PROPOSALS 2 AND 3.

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT DO NOT OTHERWISE SPECIFY, SHARES ALLOCATED TO YOUR KESOT ACCOUNT WILL BE VOTED FOR ALL NOMINEES LISTED FOR DIRECTOR AND FOR PROPOSALS 2 AND 3. IF OTHER MATTERS PROPERLY COME BEFORE THE MEETING, SHARES ALLOCATED TO YOUR KESOT ACCOUNT WILL BE VOTED BY THE TRUSTEES AS DIRECTED BY THE KESOT COMMITTEE. IF YOU DO NOT RETURN THIS CARD, SHARES ALLOCATED TO YOUR KESOT ACCOUNT WILL BE VOTED BY THE TRUSTEES AS DIRECTED BY THE KESOT COMMITTEE.




           - DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED -
--------------------------------------------------------------------------------


                       KOSS CORPORATION ANNUAL MEETING



                               1 - JOHN C. KOSS  2 - THOMAS L. DOERR  3 - VICTOR L. HUNTER    [  ] FOR all   [  ] WITHHOLD AUTHORITY
1. ELECTION OF DIRECTORS:            4 - MICHAEL J. KOSS  5 - LAWRENCE S. MATTSON                  nominees       to vote for all
                                      6 - MARTIN F. STEIN  7 - JOHN J. STOLLENWERK                 listed to      nominees listed
                                                                                                   the left       to the left.
                                                                                                   (except as
                                                                                                   specified
                                                                                                   below).

                                                                                                         _________________________
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s)   --------> |                         |
of the nominee(s) in the box provided to the right.)                                                    |_________________________|


2. PROPOSAL TO APRROVE THE AMENDMENT TO THE FLEXIBLE INCENTIVE PLAN.          [ ] FOR           []  AGAINST             [ ] ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE AS INDEPENDENT
   AUDITORS OF THE CORPORATION FOR THE FISCAL YEAR ENDING JUNE 30, 1998.      [ ] FOR           []  AGAINST             [ ] ABSTAIN

4. THE TRUSTEES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AS DIRECTED BY THE KESOT
   COMMITTEE.
                                              Date____________________________              NO. OF SHARES
Address Change?  [ ]                                            _________________________________________________________________
MARK BOX                                                        |                                                                |
Indicate changes below:                                         |                                                                |
                                                                |                                                                |
                                                                |________________________________________________________________|
                                                                SIGNATURE(S) IN BOX
                                                                Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney, executors, administrators, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.


